Exhibit 99.3

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

JUDGE:	H.D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN	DISTRICT OF	TEXAS

6 DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: August 31, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan	Interim Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Eric T. Logan	September 19, 2003
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Mark Corjay	Vice President, Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Mark Corjay	September 19, 2003
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-1

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH 6/30/2003	MONTH 7/31/2003	MONTH 8/31/2003
ASSETS
1.	UNRESTRICTED CASH	$0	$386,670	$127,967	$43,032
2.	RESTRICTED CASH	$0
3.	TOTAL CASH	$0	$386,670	$127,967	$43,032
4.	ACCOUNTS RECEIVABLE (NET)	$4,806,174	$3,741,104	$2,968,347	$2,967,410
5.	INVENTORY	$1,716,285	$3,376,179	$3,695,122	$3,221,316
6.	NOTES RECEIVABLE	$0
7.	PREPAID EXPENSES	$203,019	$196,861	$112,347	$107,489
8.	OTHER (ATTACH LIST)
	Credit card and other receivables	$108,178	$105,706	$122,206	$111,588
	Deferred tax asset	$104,265	$104,265	$104,265	$104,265
	Taxes receivable	$3,942,751	$3,942,751	$3,942,751	$3,942,751
	Prepaid merchandise	$112,499	$1,320,098	$2,751,233	$4,823,938
	Employee payroll and travel advances	$5,201	$5,028	$367	$(613)
	TOTAL OTHER	$4,272,894	$5,477,848	$6,920,822	$8,981,928
9.	TOTAL CURRENT ASSETS	$10,998,372	$13,178,662	$13,824,605	$15,321,176
10.	PROPERTY, PLANT & EQUIPMENT	$3,325,332	$3,318,198	$3,318,197	$3,318,197
11.	LESS: ACCUMULATED				$0
	DEPRECIATION / DEPLETION	$2,694,116	$2,729,856	$2,749,562	$2,768,821
12.	NET PROPERTY, PLANT & EQUIPMENT	$631,216	$588,342	$568,635	$549,376
13.	DUE FROM INSIDERS
14.	OTHER ASSETS—NET OF AMORTIZATION (ATTACH LIST)
	Goodwill	$3,134,437	$3,134,437	$3,134,437	$3,134,437
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$14,764,025	$16,901,441	$17,527,677	$19,004,989
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$178,980	$(562,888)	$(567,989)
18.	TAXES PAYABLE		$111,002	$83,532	$132,126
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
	Vendor receivables and prepaid merchandise		$(244,657)	$(415,807)	$(313,530)
	Accrued expenses		$610,002	$727,491	$927,368
	TOTAL OTHER		$365,345	$311,684	$613,838
23.	TOTAL POSTPETITION LIABILITIES		$655,327	$(167,672)	$177,975
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	$636,667	$5,076
26.	UNSECURED DEBT	$5,883,256	$4,982,955	$4,902,606	$4,898,398
27.	OTHER (ATTACH LIST)				$0
	Vendor receivables and prepaid merchandise	$(112,104)	$(1,595,159)	$(1,595,159)	$(1,595,159)
	Bank account overdraft	$299,324			$0
	Interest Payable		$255,089	$0	$0
	Accrued expenses	$508,925	$345,925	$345,925	$345,925
	Deferred Income Tax		$(12)	$(12)	$(12)
	Intercompany payable	$14,985,063	$19,912,280	$21,737,134	$23,305,092
	TOTAL OTHER	$15,681,208	$18,918,123	$20,487,889	$22,055,846
28.	TOTAL PREPETITION LIABILITIES	$22,201,131	$23,906,154	$25,390,495	$26,954,243
29.	TOTAL LIABILITIES	$22,201,131	$24,561,481	$25,222,823	$27,132,218
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(7,437,106)	$(7,437,106)	$(7,437,106)	$(7,437,106)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(222,934)	$(258,040)	$(690,123)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(7,437,106)	$(7,660,040)	$(7,695,146)	$(8,127,229)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$14,764,025	$16,901,441	$17,527,677	$19,004,989

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-2

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH 6/30/2003	MONTH 7/31/2003	MONTH 8/31/2003
REVENUES
1.	GROSS REVENUES	$3,373,469	$2,705,427	$2,500,111
2.	LESS: RETURNS & DISCOUNTS	$11,222	$10,001	$49,731
3.	NET REVENUE	$3,362,247	$2,695,426	$2,450,380
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$2,784,655	$2,095,718	$2,267,078
8.	GROSS PROFIT	$577,592	$599,708	$183,302
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING	$21,149	$16,770	$6,415
11.	GENERAL & ADMINISTRATIVE	$457,660	$449,570	$501,518
12.	RENT & LEASE	$83,046	$111,083	$98,085
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$561,855	$577,423	$606,018
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$15,737	$22,285	$(422,716)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
	BANK FEES AND OTHER	$16,688	$19,685	$(9,892)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION	$20,244	$19,706	$19,259
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$36,932	$39,391	$9,367
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES		$18,000
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$18,000	$0
27.	INCOME TAX	$(7,419)
28.	NET PROFIT (LOSS)	$(13,776)	$(35,106)	$(432,083)

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-3

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		MONTH 6/1/03-6/30/03	MONTH 7/31/2003	MONTH 8/31/2003	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH—BEGINNING OF MONTH	$388,657	$386,670	$60,872
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$11,377		$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION	$3,686,554	$3,419,216	$2,743,013
5.	TOTAL OPERATING RECEIPTS	$3,697,931	$3,419,216	$2,743,013
NON—OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS
8.	OTHER (ATTACH LIST)
	Cash receipts transfer to Daisytek Inc	$(3,673,372)	$(3,460,296)	$(1,446,708)
	Payroll funding transfer from Daisytek Inc	$335,260	$288,008	$288,538
	Other cash transfers from Daisytek Inc.	$5,615,246	$2,123,037	$0
	TOTAL OTHER	$2,277,134	$(1,049,250)	$(1,158,170)
9.	TOTAL NON-OPERATING RECEIPTS	$2,277,134	$(1,049,250)	$(1,158,170)
10.	TOTAL RECEIPTS	$5,975,065	$2,369,965	$1,584,843
11.	TOTAL CASH AVAILABLE	$6,363,722	$2,756,636	$1,645,715
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$246,452	$212,099	$212,243
13.	PAYROLL TAXES PAID	$88,808	$75,909	$76,295
14.	SALES, USE & OTHER TAXES PAID	$85,197	$72,402	$58,766
15.	SECURED / RENTAL / LEASES	$130,665	$83,715	$83,715
16.	UTILITIES	$24,007	$39,991	$32,165
17.	INSURANCE
18.	INVENTORY PURCHASES	$5,171,164	$1,804,719	$916,892
19.	VEHICLE EXPENSES
20.	TRAVEL
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES
24.	ADVERTISING
	BANK FEES
25.	OTHER (ATTACH LIST)	$0
	Bank reconciliation expenses	$230,759	$406,929	$222,607
26.	TOTAL OPERATING DISBURSEMENTS	$5,977,052	$2,695,764	$1,602,683
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$0
31.	TOTAL DISBURSEMENTS	$5,977,052	$2,695,764	$1,602,683
32.	NET CASH FLOW	$(1,987)	$(325,798)	$(17,840)
33.	CASH—END OF MONTH	$386,670	$60,872	$43,032

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-4

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

			SCHEDULE AMOUNT	MONTH 6/30/2003	MONTH 7/31/2003	MONTH 8/31/2003
ACCOUNTS RECEIVABLE AGING
1.	0-30		$4,650,544	$3,289,127	$2,869,515	$2,846,153
2.	31-60		$226,922	$395,333	$145,995	$219,356
3.	61-90		$28,518	$222,350	$75,650	$17,644
4.	91+		$357,098	$278,089	$314,035	$314,467
5.	TOTAL ACCOUNTS RECEIVABLE		$5,263,082	$4,184,899	$3,405,195	$3,397,620
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$456,908	$443,795	$436,848	$430,210
7.	ACCOUNTS RECEIVABLE (NET)		$4,806,174	$3,741,104	$2,968,347	$2,967,410

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	August 31, 2003

		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$25,409	$0	$0	$0	$25,409
2.	STATE	$106,717	$0	$0	$0	$106,717
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5.	TOTAL TAXES PAYABLE	$132,126	$0	$0	$0	$132,126

6.	ACCOUNTS PAYABLE	$269,241	$(177,626)	$(504,037)	$(155,567)	$(567,989)

STATUS OF POSTPETITION TAXES				MONTH:	August 31, 2003

			BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**		$1,655	$43,864	$34,014	$11,505
2.	FICA-EMPLOYEE**		$1,872	$22,007	$16,984	$6,895
3.	FICA-EMPLOYER**		$1,872	$22,007	$16,984	$6,895
4.	UNEMPLOYMENT		$7	$270	$163	$114
5.	INCOME		$0	$0	$0	$0
6.	OTHER (ATTACH LIST)		$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES		$5,406	$88,148	$68,145	$25,409
STATE AND LOCAL
8.	WITHHOLDING		$1,975	$8,015	$7,233	$2,757
9.	SALES		$70,760	$39,375	$58,766	$51,369
10.	EXCISE		$0	$0	$0	$0
11.	UNEMPLOYMENT		$189	$1,368	$917	$641
12.	REAL PROPERTY		$0	$15,000	$0	$15,000
13.	PERSONAL PROPERTY		$13,106	$14,403	$0	$27,509
14.	OTHER (ATTACH LIST)
	Washington Business and Occupation tax		$1,000	$0	$0	$1,000
	Los Angeles City Business Tax		$4,600	$3,147	$0	$7,747
	Ohio Workers Compensation Tax		$694	$0	$0	$694
	TOTAL OTHER		$6,294	$3,147	$0	$9,441
15.	TOTAL STATE & LOCAL		$92,324	$81,308	$66,916	$106,717
16.	TOTAL TAXES		$97,730	$169,456	$135,061	$132,126

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-5

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	August 31, 2003

BANK RECONCILIATIONS
		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Note (A)
B.	ACCOUNT NUMBER:	See Listing Below
C.	PURPOSE (TYPE):	Operating/Dep
1.	BALANCE PER BANK STATEMENT	285,565.26		0.00	285,565.26
2.	ADD: TOTAL DEPOSITS NOT CREDITED				0.00
3.	SUBTRACT: OUTSTANDING CHECKS	399,300.87			399,300.87
4.	OTHER RECONCILING ITEMS	113,735.61		0.00	113,735.61
5.	MONTH END BALANCE PER BOOKS	0.00		0.00	0.00
6.	NUMBER OF LAST CHECK WRITTEN	86372

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.	Bank One #0005330007003	12/16/2002	C.D.	36,000.00	40,932.31
8.
9.
10.
11.	TOTAL INVESTMENTS			$36,000	$40,932

CASH

12.	CURRENCY ON HAND				$2,100
	Petty Cash
13.	TOTAL CASH—END OF MONTH				$43,032

	Note (A)
	All of the following bank accounts are included in a single general ledger account. Daisytek performs a consolidated bank account reconciliation.

	Listing of Bank Accounts:	Purpose (Type)	Balance per Bank Statement
	Bank One #1091198	Operating		0.00
	Bank One #633681036	Disbursement		73,016.59
	Chase #740-5006179-65	Depository		207,734.92
	Wells Fargo #045-5477414	Depository		4,813.75

	Total Balance All Accounts			285,565.26

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-6

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: August 31, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS	$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE

PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
West Lake Farms #2	27,780	27,780	0.00
Cornell Park TCI	2,600	2,600.00	0.00
Jerome G. Timlim	5,502	5,502.00	0.00
The Henderson “TPH”	3,333	3,333	0.00
Eden Park “TMI”	3,266	3,266.30	0.00
1525-45 Capital Drive	3,455	3,455	0.00
Samson Management	14,583	14,583	0.00
William Sands	8,000	8,000.00	0.00
Richard Schoenberg	7,800	7,800.00	0.00
Albert Sweet Occidental			0.00
Yett Management	825	825.00	0.00
William Sands	6,200	6,200.00	0.00
724 PARKING CORP.	370.00	370.00	0.00
TOTAL	83,714.90	83,714.90	0.00

Monthly Operating Report

CASE NAME:	The Tape Company Tapebargains.com, Inc.	ACCRUAL BASIS-7

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: August 31, 2003

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See Attachments for MOR-7 Question 4 and 11

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Daisytek, Incorporated

CASE NAME:		The Tape Company Tapebargains.com, Inc.

CASE NUMBER:		03-34762-HDH-11

MOR 7
Question 4	August 31, 2003

BELLSOUTH		$617.72
BYRD DAVIS & EISENBERG (CC)		$135.82
CC DIGITAL		$1,914.63
CERTIFIED VIDEO SERVICES (CC)		$1,041.45

		$3,709.62